                                                                     EXHIBIT 4.1





================================================================================


                                    EGL, INC.
                                    as Issuer

                                       and

                               JPMorgan Chase Bank
                                   as Trustee




                                   ----------


                                    Indenture


                          Dated as of December 7, 2001




                                   ----------


                          Subordinated Debt Securities


================================================================================

                                    EGL, INC.

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                   AND INDENTURE, DATED AS OF DECEMBER 7, 2001

                                   ----------

       Section of
     Trust Indenture                                                                                 Section(s) of
       Act of 1939                                                                                     Indenture
     ---------------                                                                                 -------------
Section 310       (a)(1)..........................................................................        7.10
                  (a)(2)..........................................................................        7.10
                  (a)(3)..........................................................................        Not Applicable
                  (a)(4)..........................................................................        Not Applicable
                  (a)(5)..........................................................................        7.10
                  (b).............................................................................        7.08, 7.10
Section 311       (a).............................................................................        7.11
                  (b).............................................................................        7.11
                  (c).............................................................................        Not Applicable
Section 312       (a).............................................................................        2.07
                  (b).............................................................................        11.03
                  (c).............................................................................        11.03
Section 313       (a).............................................................................        7.06
                  (b).............................................................................        7.06
                  (c).............................................................................        7.06
                  (d).............................................................................        7.06
Section 314       (a).............................................................................        4.03, 4.04
                  (b).............................................................................        Not Applicable
                  (c)(1)..........................................................................        11.04
                  (c)(2)..........................................................................        11.04
                  (c)(3)..........................................................................        Not Applicable
                  (d).............................................................................        Not Applicable
                  (e).............................................................................        11.05
Section 315       (a).............................................................................        7.01(b)
                  (b).............................................................................        7.05
                  (c).............................................................................        7.01(a)
                  (d).............................................................................        7.01(c)
                  (d)(1)..........................................................................        7.01(c)(1)
                  (d)(2)..........................................................................        7.01(c)(2)
                  (d)(3)..........................................................................        7.01(c)(3)
                  (e).............................................................................        6.11
Section 316       (a)(1)(A).......................................................................        6.05
                  (a)(1)(B).......................................................................        6.04
                  (a)(2)..........................................................................        Not Applicable
                  (a)(last sentence)..............................................................        2.11
                  (b).............................................................................        6.07
Section 317       (a)(1)..........................................................................        6.08
                  (a)(2)..........................................................................        6.09
                  (b).............................................................................        2.06
Section 318       (a).............................................................................        11.01

----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I             DEFINITIONS AND INCORPORATION BY REFERENCE..................................................1
   SECTION 1.01       Definitions.................................................................................1
   SECTION 1.02       Other Definitions...........................................................................8
   SECTION 1.03       Incorporation by Reference of Trust Indenture Act...........................................8
   SECTION 1.04       Rules of Construction.......................................................................9

ARTICLE II            THE SECURITIES..............................................................................9
   SECTION 2.01       Amount Unlimited; Issuable in Series........................................................9
   SECTION 2.02       Denominations..............................................................................12
   SECTION 2.03       Forms Generally............................................................................13
   SECTION 2.04       Execution, Authentication, Delivery and Dating.............................................13
   SECTION 2.05       Registrar, Paying Agent and Conversion Agent...............................................15
   SECTION 2.06       Paying Agent to Hold Money in Trust........................................................15
   SECTION 2.07       Holder Lists...............................................................................16
   SECTION 2.08       Transfer and Exchange......................................................................16
   SECTION 2.09       Replacement Securities.....................................................................17
   SECTION 2.10       Outstanding Securities.....................................................................17
   SECTION 2.11       Original Issue Discount, Foreign-Currency Denominated and Treasury Securities..............17
   SECTION 2.12       Temporary Securities.......................................................................18
   SECTION 2.13       Cancellation...............................................................................18
   SECTION 2.14       Payments; Defaulted Interest...............................................................18
   SECTION 2.15       Persons Deemed Owners......................................................................19
   SECTION 2.16       Computation of Interest....................................................................19
   SECTION 2.17       Global Securities; Book-Entry Provisions...................................................19
   SECTION 2.18       Form of Restricted Securities..............................................................21
   SECTION 2.19       Restrictive Legends for Restricted Securities..............................................22
   SECTION 2.20       Special Transfer Provisions of the Restricted Securities...................................24

ARTICLE III           REDEMPTION.................................................................................28
   SECTION 3.01       Applicability of Article...................................................................28
   SECTION 3.02       Notice to the Trustee......................................................................28
   SECTION 3.03       Selection of Securities To Be Redeemed.....................................................28
   SECTION 3.04       Notice of Redemption.......................................................................29
   SECTION 3.05       Effect of Notice of Redemption.............................................................30
   SECTION 3.06       Deposit of Redemption Price................................................................30
   SECTION 3.07       Securities Redeemed or Purchased in Part...................................................30
   SECTION 3.08       Purchase of Securities.....................................................................30
   SECTION 3.09       Mandatory and Optional Sinking Funds.......................................................31
   SECTION 3.10       Satisfaction of Sinking Fund Payments with Securities......................................31
   SECTION 3.11       Redemption of Securities for Sinking Fund..................................................31

ARTICLE IV            COVENANTS..................................................................................32
   SECTION 4.01       Payment of Securities......................................................................32
   SECTION 4.02       Maintenance of Office or Agency............................................................32
   SECTION 4.03       SEC Reports; Financial Statements..........................................................33
   SECTION 4.04       Compliance Certificate.....................................................................33
   SECTION 4.05       Existence..................................................................................34
   SECTION 4.06       Waiver of Stay, Extension or Usury Laws....................................................34
   SECTION 4.07       Additional Amounts.........................................................................34

ARTICLE V             SUCCESSORS.................................................................................35
   SECTION 5.01       Limitations on Mergers, Consolidations and Other Transactions..............................35
   SECTION 5.02       Successor Person Substituted...............................................................35

ARTICLE VI            DEFAULTS AND REMEDIES......................................................................36
   SECTION 6.01       Events of Default..........................................................................36
   SECTION 6.02       Acceleration...............................................................................38
   SECTION 6.03       Other Remedies.............................................................................38
   SECTION 6.04       Waiver of Defaults.........................................................................38
   SECTION 6.05       Control by Majority........................................................................39
   SECTION 6.06       Limitations on Suits.......................................................................39
   SECTION 6.07       Rights of Holders to Receive Payment.......................................................40
   SECTION 6.08       Collection Suit by Trustee.................................................................40
   SECTION 6.09       Trustee May File Proofs of Claim...........................................................40
   SECTION 6.10       Priorities.................................................................................41
   SECTION 6.11       Undertaking for Costs......................................................................41

ARTICLE VII           TRUSTEE....................................................................................42
   SECTION 7.01       Duties of Trustee..........................................................................42
   SECTION 7.02       Rights of Trustee..........................................................................43
   SECTION 7.03       May Hold Securities........................................................................43
   SECTION 7.04       Trustee's Disclaimer.......................................................................43
   SECTION 7.05       Notice of Defaults.........................................................................44
   SECTION 7.06       Reports by Trustee to Holders..............................................................44
   SECTION 7.07       Compensation and Indemnity.................................................................44
   SECTION 7.08       Replacement of Trustee.....................................................................45
   SECTION 7.09       Successor Trustee by Merger, etc...........................................................47
   SECTION 7.10       Eligibility; Disqualification..............................................................47
   SECTION 7.11       Preferential Collection of Claims Against Company..........................................47

ARTICLE VIII          DISCHARGE OF INDENTURE.....................................................................47
   SECTION 8.01       Termination of Company's Obligations.......................................................47
   SECTION 8.02       Application of Trust Money.................................................................51
   SECTION 8.03       Repayment to Company.......................................................................52
   SECTION 8.04       Reinstatement..............................................................................52

ARTICLE IX            SUPPLEMENTAL INDENTURES AND AMENDMENTS.....................................................52
   SECTION 9.01       Without Consent of Holders.................................................................52

   SECTION 9.02       With Consent of Holders....................................................................53
   SECTION 9.03       Compliance with Trust Indenture Act........................................................55
   SECTION 9.04       Revocation and Effect of Consents..........................................................55
   SECTION 9.05       Notation on or Exchange of Securities......................................................56
   SECTION 9.06       Trustee to Sign Amendments, etc............................................................56

ARTICLE X             SUBORDINATION..............................................................................57
   SECTION 10.01      Securities Subordinated to Senior Indebtedness.............................................57
   SECTION 10.02      No Payment on Securities in Certain Circumstances..........................................57
   SECTION 10.03      Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution,
                         Liquidation or Reorganization...........................................................58
   SECTION 10.04      Subrogation to Rights of Holders of Senior Indebtedness....................................59
   SECTION 10.05      Obligations of the Company Unconditional...................................................60
   SECTION 10.06      Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice....................60
   SECTION 10.07      Application by Trustee of Amounts Deposited with It........................................61
   SECTION 10.08      Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior
                         Indebtedness............................................................................61
   SECTION 10.09      Trustee to Effectuate Subordination of Securities..........................................61
   SECTION 10.10      Right of Trustee to Hold Senior Indebtedness...............................................62
   SECTION 10.11      Article X Not to Prevent Events of Default.................................................62
   SECTION 10.12      No Fiduciary Duty of Trustee to Holders of Senior Indebtedness.............................62
   SECTION 10.13      Article Applicable to Paying Agent.........................................................63

ARTICLE XI            MISCELLANEOUS..............................................................................63
   SECTION 11.01      Trust Indenture Act Controls...............................................................63
   SECTION 11.02      Notices....................................................................................63
   SECTION 11.03      Communication by Holders with Other Holders................................................64
   SECTION 11.04      Certificate and Opinion as to Conditions Precedent.........................................64
   SECTION 11.05      Statements Required in Certificate or Opinion..............................................65
   SECTION 11.06      Rules by Trustee and Agents................................................................65
   SECTION 11.07      Legal Holidays.............................................................................65
   SECTION 11.08      No Recourse Against Others.................................................................65
   SECTION 11.09      Governing Law..............................................................................65
   SECTION 11.10      No Adverse Interpretation of Other Agreements..............................................66
   SECTION 11.11      Successors.................................................................................66
   SECTION 11.12      Severability...............................................................................66
   SECTION 11.13      Counterpart Originals......................................................................66
   SECTION 11.14      Table of Contents, Headings, etc...........................................................66

                  INDENTURE dated as of December 7, 2001 between EGL, Inc., a Texas corporation (the "Company"), and JPMorgan Chase Bank, a New York banking corporation, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's unsecured subordinated debentures, notes or other evidences of indebtedness (the "Securities") to be issued from time to time in one or more series as provided in this Indenture:

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 Definitions.

                  "Additional Amounts" means any additional amounts required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to those Holders.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, that specified Person. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of that Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  "Amended and Restated Credit Agreement" means the Amended and Restated Credit Agreement, dated as of November 9, 2001, by and among the Company, the financial institutions named therein from time to time, Southtrust Bank and the Bank of Tokyo-Mitsubishi, Ltd., as the Co-Agents, and Bank of America, National Association, as Administrative Agent.

                  "Agent" means any Registrar, Paying Agent or Conversion Agent.

                  "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

                  "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of that certification, and delivered to the Trustee.

                  "Business Day" means any day that is not a Legal Holiday.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests, rights to purchase (other than convertible or exchangeable Indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that Person.

                  "Capitalized Lease Obligation" of any Person means any obligation of that Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of that obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean that successor Person; provided, however, that for purposes of any provision contained herein which is required by the TIA, "Company" shall also mean each other obligor (if any) on the Securities of a series.

                  "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers of the Company, and delivered to the Trustee.

                  "Corporate Trust Office" of the Trustee means the office of the Trustee located at 600 Travis, 11th Floor, Houston, Texas 77002, and as may be located at such other address as the Trustee may give notice to the Company.

                  "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified pursuant to Section 2.01 hereof as the initial Depositary with respect to the Securities of that series, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include that successor.

                  "Designated Senior Indebtedness" means any particular Senior Indebtedness of the Company in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or any related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness). Notwithstanding the foregoing, the Senior Indebtedness evidenced by the Amended and Restated Credit Agreement, the Synthetic Lease Transaction (1997) Documents and the Synthetic Lease Transaction (1998) Documents shall be deemed to constitute Designated Senior Indebtedness. If any payment made to any holder of any Designated Senior Indebtedness or its Representative with respect to such Designated Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Designated Senior Indebtedness effective as of the date of such rescission or return.

                  "Disqualified Capital Stock" means, when used with respect to the Securities of any series, (i) except as set forth in (ii), with respect to any Person, Capital Stock of that Person that, by its terms or by the terms of any security into which it is convertible, exercisable or exchangeable, is, or on the happening of an event or the passage of time would be, required to be redeemed or repurchased (including at the option of the holder thereof) by that Person or any Subsidiary of that Person, in whole or in part, on or prior to the last Stated Maturity of the Securities of that series, and (ii) with respect to any Subsidiary of that Person (including with respect to any Subsidiary of the Company), any Capital Stock other than any common stock with no preference, privileges, or redemption or repayment provisions.

                  "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

                  "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

                  "Global Security" of any series means a Security of that series that is issued in global form in the name of the Depositary with respect thereto or its nominee.

                  "Government Obligations" means, with respect to a series of Securities, direct obligations of the government that issues the currency in which the Securities of the series are payable for the payment of which the full faith and credit of that government is pledged, or obligations of a Person controlled or supervised by and acting as an agency or instrumentality of that government, the payment of which is unconditionally guaranteed as a full faith and credit obligation by that government.

                  "Holder" means a Person in whose name a Security is registered.

                  "Indebtedness" means, with respect to any Person, without duplication, (a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person (i) for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or (ii) evidenced by credit or loan agreements, bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof), other than any accounts payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services, (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) of such Person (i) in respect of leases of such Person required, in conformity with GAAP, to be accounted for as capitalized lease obligations on the balance sheet of such Person, or (ii) under any lease or related document (including a purchase agreement, conditional sale or other title retention agreement) in connection with the lease of real property or improvements thereon (or any personal property included as part of any such lease) which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property or pay an agreed upon residual value of the leased property, including the Company's obligations under such lease or related document to purchase or cause a third party to purchase such leased property or pay an agreed upon residual value of the leased property, to the lessor (whether or not such lease transaction is characterized as an operating lease or a capitalized lease in accordance with GAAP), (d) all obligations (contingent or otherwise) of such Person with respect to any interest rate or other swap, cap, floor or collar agreement, hedge agreement, forward contract, or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and all obligations or liabilities of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kinds described in clauses
(a) through (d), and (f) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kinds described in clauses (a) through (e).

                   "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the provisions hereof, and includes the terms of a particular series of Securities established as contemplated by Section 2.01.

                  "interest" means, with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

                  "Interest Payment Date," when used with respect to any Security, shall have the meaning assigned to that term in the Security as contemplated by Section 2.01.

                  "Issue Date" means, with respect to Securities of a series, the date on which the Securities of that series are originally issued under this Indenture.

                  "Junior security" of a Person means, when used with respect to the Securities of any series, any Qualified Capital Stock of that Person or any Indebtedness of that Person that is subordinated in right of payment to Senior Indebtedness of the Company to substantially the same extent as, or to a greater extent than, the Securities of that series and has no scheduled installment of principal due, by redemption, sinking fund payment or otherwise, on or prior to the last Stated Maturity of the Securities of that series.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, New York, Houston, Texas or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

                  "Maturity" means, with respect to any Security, the date on which the principal of that Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, or by declaration of acceleration, call for redemption or repurchase or otherwise.

                  "Non-U.S. Person" means any Person who is not a "U.S. person" as such term is defined in Rule 902(k) of Regulation S under the Securities Act.

                  "Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

                  "Officers' Certificate" means a certificate signed by two Officers of a Person.

                  "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. That counsel may be an employee of or counsel to the Company or the Trustee.

                  "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable on a declaration of acceleration of the Maturity thereof pursuant to
Section 6.02.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

                  "Place of Payment" means, with respect to the Securities of any series, the place or places where, subject to the provisions of Section 4.02, the principal of, premium (if any) on and interest on the Securities of that series are payable as specified in accordance with Section 2.01.

                  "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

                  "Qualified Capital Stock" means any Capital Stock of the Company that is not Disqualified Capital Stock.

                  "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for that redemption by or pursuant to this Indenture.

                  "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

                  "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required Persons necessary to bind such holders or owners of such

Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

                  "Restricted Securities" means Securities of a series designated pursuant to Section 2.01 as subject to the provisions of Sections 2.18, 2.19 and 2.20.

                  "Rule 144A Securities" means Securities of a series designated pursuant to Section 2.01 as entitled to the benefits of Section 4.03(b).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities" has the meaning stated in the preamble of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

                  "Security Custodian" means, with respect to Securities of a series issued in global form, the Trustee for Securities of that series, as custodian with respect to the Securities of that series, or any successor entity thereto.

                  "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowed as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether secured or unsecured, absolute or contingent, due or to become due, outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities. Notwithstanding the foregoing, the term Senior Indebtedness shall not include (i) any Indebtedness of the Company to any Subsidiary of the Company (other than Indebtedness of the Company to such Subsidiary arising by reason of guarantees by the Company of Indebtedness of such Subsidiary to a Person that is not a Subsidiary of the Company) or (ii) the Securities. If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

                  "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in that Security as the fixed date on which the principal of that Security or that installment of principal or interest is due and payable.

                  "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by
(i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

                  "Synthetic Lease Transaction (1997) Documents" means the Lease and Development Agreement dated as of January 10, 1997 between Asset XI Holdings Company, L.L.C., as lessor ("1997 Lessor") and the Company, as lessee, Loan Agreement dated as of January 10, 1997 between 1997 Lessor, as borrower and Bank One, Texas, N.A. (now known as Bank One, NA), as lender ("Bank One"), Participation Agreement dated as of January 10, 1997 among 1997 Lessor, the Company and Bank One and all agreements, instruments and documents executed in connection therewith (as each of the same has been, from time to time, amended, modified and supplemented, including, without limitation, the First Amendment to Participation Agreement, Lease and Development Agreement and Loan Agreement dated as of May 15, 1998 among 1997 Lessor, the Company and Bank One).

                  "Synthetic Lease Transaction (1998) Documents" means the Master Lease and Development Agreement dated as of April 3, 1998 between Asset XVI Holdings Company, L.L.C., as lessor ("1998 Lessor") and the Company, as lessee ("Lessee"), Loan Agreement dated as of April 3, 1998 between 1998 Lessor, as borrower, and Bank One, as lender, Master Participation Agreement dated as of April 3, 1998 among 1998 Lessor, the Company and Bank One and all agreements, instruments and documents executed in connection therewith (as each of the same has been, from time to time, amended, modified and supplemented, including, without limitation, the Amendment to Master Participation Agreement dated as of April 1, 1999 among 1998 Lessor, the Company and Bank One and Second Amendment to Participation Agreement, Lease Agreement and Loan Agreement dated as of October 20, 2000 among 1998 Lessor, the Company and Bank One).

                  "TIA" means the Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb), as in effect on the date hereof.

                  "Trust Officer" means any officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

                  "Trustee" means the Person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series.

                  "United States" means the United States of America (including the States and the District of Columbia) and its territories and possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

                  "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien or foreign fiduciary of an estate or trust, or a foreign partnership.

                  "U.S. Government Obligations" means Government Obligations with respect to Securities payable in Dollars.

SECTION 1.02 Other Definitions.

                                                                                               DEFINED
DEFINED TERM                                                                                   IN SECTION
------------                                                                                   ----------
"Agent Members".....................................................................                 2.17
"Bankruptcy Custodian"..............................................................                 6.01
"Conversion Event"..................................................................                 6.01
"Conversion Agent"..................................................................                 2.05
"covenant defeasance"...............................................................                 8.01
"Event of Default"..................................................................                 6.01
"Exchange Rate".....................................................................                 2.11
"IAI"...............................................................................                 2.18
"IAI Certificate"...................................................................                 2.20
"Judgment Currency".................................................................                 6.10
"legal defeasance"..................................................................                 8.01
"mandatory sinking fund payment"....................................................                 3.09
"Offshore Certificate"..............................................................                 2.18
"Offshore Global Securities"........................................................                 2.18
"Offshore Physical Securities"......................................................                 2.18
"optional sinking fund payment".....................................................                 3.09
"Paying Agent"......................................................................                 2.05
"Payment Default"...................................................................                10.02
"Payment Blocking Notice"...........................................................                10.02
"Permanent Offshore Global Securities"..............................................                 2.18
"Physical Securities"...............................................................                 2.18
"Private Placement Legend"..........................................................                 2.19
"QIB"...............................................................................                 2.18
"Registrar".........................................................................                 2.05
"Regulation S Certificate"..........................................................                 2.20
"Required Currency".................................................................                 6.10
"Successor".........................................................................                 5.01
"Temporary Offshore Global Securities"..............................................                 2.18
"U.S. Global Securities"............................................................                 2.18
"U.S. Physical Securities"..........................................................                 2.18

SECTION 1.03 Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture (and if the Indenture is not qualified under the TIA at the time, as if it were so qualified unless otherwise provided). The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company or any other obligor on the Securities.

                  All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04 Rules of Construction.

                  Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (c) "or" is not exclusive;

                  (d) words in the singular include the plural, and in the plural include the singular;

                  (e) provisions apply to successive events and transactions;

                  (f) the term "merger" includes any statutory exchange of shares; and

                  (g) all references in this instrument to Articles and Sections are references to the corresponding Articles and Sections in and of this instrument.

                                   ARTICLE II
                                 THE SECURITIES

SECTION 2.01 Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in a manner provided, in an Officers' Certificate or in a Company Order, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (a) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series);

                  (b) if there is to be a limit, the limit on the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered on registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to
         Section 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05 and except for any
         Securities that, pursuant to Section 2.04 or 2.17, are deemed never to have been authenticated and delivered hereunder); provided, however, that unless otherwise provided in the terms of the series, the authorized aggregate principal amount of that series may be increased before or after the issuance of any Securities of the series by a Board Resolution (or action pursuant to a Board Resolution) to that effect;

                  (c) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, as Global Securities or otherwise, and, if so, whether beneficial owners of interests in any such Global Security may exchange those interests for Securities of that series and of like tenor of any authorized form and denomination and the circumstances under which those exchanges may occur, if other than in the manner provided in Section 2.17, and the initial Depositary and Security Custodian, if any, for any Global Security or Securities of that series;

                  (d) (i) if other than provided herein, the Person to whom any interest on Securities of the series shall be payable, and (ii) the manner in which any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 2.14;

                  (e) the date or dates on which the principal of (and premium, if any, on) the Securities of the series is payable or the method of determination thereof;

                  (f) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to those Securities shall be payable, the date or dates from which that interest shall accrue, the Interest Payment Dates on which that interest shall be payable and the record date for the interest payable on any Securities on any Interest Payment Date;

                  (g) the place or places where, subject to the provisions of
         Section 4.02, the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

                  (h) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions on which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company may exercise any such option, if different from those set forth herein;

                  (i) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions on which Securities of the series shall be redeemed, purchased or repaid in whole or in part pursuant to that obligation;

                  (j) if other than denominations of $1,000 and any integral multiple thereof, the denomination in which any Securities of that series shall be issuable;

                  (k) if other than Dollars, the currency or currencies (including composite currencies) or the form, including equity securities, other debt securities (including Securities), warrants or any other securities or property of the Company or any other Person, in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

                  (l) if the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the currency or currencies (including composite currencies) in which payment of the principal, premium (if any), interest and any Additional Amounts with respect to Securities of that series as to which that election is made shall be payable, and the periods within which and the terms and conditions on which that election is to be made;

                  (m) if the amount of payments of principal, premium (if any), interest and any Additional Amounts with respect to the Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which those amounts shall be determined;

                  (n) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable on declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

                  (o) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Securities of the series pursuant to Article VIII or any modifications of or deletions from those conditions or limitations;

                  (p) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company set forth in Article IV pertaining to the Securities of the series;

                  (q) any restrictions or other provisions with respect to the transfer or exchange of Securities of the series, which may amend, supplement, modify or supersede those contained in this Article II;

                  (r) if the Securities of the series are to be convertible into or exchangeable for Capital Stock, other debt securities (including Securities), warrants, other equity securities or any other securities or property of the Company or any other Person, at the option of the Company or the Holder or on the occurrence of any condition or event, the terms and conditions for that conversion or exchange;

                  (s) whether the Securities of the series are to be entitled to the benefit of Section 4.03(b) and accordingly constitute Rule 144A Securities for purposes of that Section;

                  (t) whether the Securities of the series are to be subject to the provisions of Sections 2.18, 2.19 and 2.20, and if so, any deletions or modification of, or additions to, such Sections and the forms of the Offshore Certificate, the IAI Certificate and the Regulation S Certificate;

                  (u) any modifications to, or qualifications contemplated by, the definition of "Designated Senior Indebtedness," any modifications to the definition of "Senior Indebtedness" of the Company or any modifications to Article X or the other provisions regarding subordination with respect to the Securities of that series; and

                  (v) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate or Company Order referred to above or in any such indenture supplemental hereto.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of that action together with that Board Resolution shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Company Order setting forth the terms of the series.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article X.

SECTION 2.02 Denominations.

                  The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of that series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

SECTION 2.03 Forms Generally.

                  The Securities of each series shall be in fully registered form and in substantially the form or forms (including temporary or permanent global form) established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. The Securities may have notations, legends or endorsements required by law, securities exchange rule, the Company's articles of incorporation, bylaws or other similar governing documents, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). A copy of the Board Resolution establishing the form or forms of Securities of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of those Securities.

                  The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing those Securities, as evidenced by their execution thereof.

                  The Trustee's certificate of authentication shall be in substantially the following form:

                  "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                       JPMorgan Chase Bank, as Trustee

                                       By:
                                          --------------------------------------
                                                  Authorized Officer".

SECTION 2.04 Execution, Authentication, Delivery and Dating.

                  At least one Officer of the Company shall sign the Securities of each series on behalf of the Company by manual or facsimile signature. The Company's seal, if any, shall be impressed, affixed, imprinted or reproduced on the Securities, may be in facsimile form and shall be attested by the manual or facsimile signature of an Officer of the Company.

                  If an Officer of the Company whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

                  A Security shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Company, and the Company delivers that Security to the Trustee for cancellation as provided in
Section 2.13 together with a written statement (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture that Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall authenticate and deliver those Securities for original issue on a Company Order for the authentication and delivery of those Securities or pursuant to such procedures reasonably acceptable to the Trustee as may be specified from time to time by Company Order. That order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Securities of that series not otherwise determined. If provided for in those procedures, that Company Order may authorize (1) authentication and delivery of Securities of that series for original issue from time to time, with certain terms (including, without limitation, the Maturity date or dates, original issue date or dates and interest rate or rates) that differ from Security to Security and (2) may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

                  If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Section 2.01, in authenticating those Securities, and accepting the additional responsibilities under this Indenture in relation to those Securities, the Trustee shall be entitled to receive (in addition to the Company Order referred to above and the other documents required by Section 11.04), and (subject to
Section 7.01) shall be fully protected in relying on,

                  (1) an Officers' Certificate setting forth the Board Resolution and, if applicable, an appropriate record of any action taken pursuant thereto, as contemplated by the last paragraph of
         Section 2.01; and

                  (2) an Opinion of Counsel to the effect that:

                           (i) if the form of those Securities has been
                  established by or pursuant to Board Resolution, as is permitted by Section 2.01, that such form has been established in conformity with the provisions of this Indenture;

                           (ii) if the terms of those Securities have been
                  established by or pursuant to Board Resolution, as is permitted by Section 2.01, that such terms have been established in conformity with the provisions of this Indenture; and

                           (iii) those Securities, when authenticated and
                  delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in that Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether that enforceability is considered in a proceeding in equity or at law).

                  If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate and Opinion of Counsel at the time of issuance of each such Security, but that Officers' Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first Security of the series to be issued.

                  The Trustee shall not be required to authenticate those Securities if the issuance of those Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of that appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by that agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

                  Each Security shall be dated the date of its authentication.

SECTION 2.05 Registrar, Paying Agent and Conversion Agent.

                  The Company shall maintain an office or agency for each series of Securities where Securities of that series may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities of that series may be presented for (i) payment ("Paying Agent") or (ii) if such Securities are convertible into Capital Stock of the Company for conversion ("Conversion Agent"). The Registrar shall keep a register of the Securities of that series and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents or conversion agents. The term "Registrar" includes any co-registrar, the term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to that Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any Agent without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar, Paying Agent or, if applicable, Conversion Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or, if applicable, Conversion Agent.

SECTION 2.06 Paying Agent to Hold Money in Trust.

                  With respect to each series of Securities, the Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders of Securities of that series or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to Securities of that series and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent with respect to a series of Securities, it shall segregate and hold in a separate trust fund for the benefit of the Holders of Securities of that series all money held by it as Paying Agent. Each Paying Agent shall otherwise comply with TIA Section 317(b).

SECTION 2.07 Holder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of each series of Securities and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar with respect to a series of Securities, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date with respect to that series of Securities, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of the Securities of that series, and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.08 Transfer and Exchange.

                  Except as set forth in Section 2.17 or as may be provided pursuant to Section 2.01, when Securities of any series are presented to the Registrar with the request to register the transfer of those Securities or to exchange those Securities for an equal principal amount of Securities of the same series of like tenor and of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements and the requirements of this Indenture for those transactions are met; provided, however, that the Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing, on which instruction the Registrar can rely.

                  To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's written request and submission of the Securities (other than Global Securities). No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable on exchanges pursuant to
Section 2.12, 3.07 or 9.05). The Trustee shall authenticate Securities in accordance with the provisions of Section 2.04. Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days before the mailing of notice of any offer to repurchase Securities of the series required pursuant to the terms thereof or of redemption of Securities of a series to be redeemed and ending at the close of business on the date of mailing.

SECTION 2.09 Replacement Securities.

                  If any mutilated Security is surrendered to the Trustee, or if the Holder of a Security claims that the Security has been destroyed, lost or stolen and the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of that Security, the Company shall issue and the Trustee shall authenticate a replacement Security of the same series if the Trustee's requirements are met. If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable or is about to be redeemed by the Company pursuant to Article III, the Company in its discretion may, instead of issuing a new Security, pay that Security. If required by the Trustee or the Company, the Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

                  Every replacement Security is an additional obligation of the Company.

SECTION 2.10 Outstanding Securities.

                  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.10 as not outstanding.

                  If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

                  If the principal amount of any Security is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

                  A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security, subject to the provisions of Section 2.11(c).

SECTION 2.11 Original Issue Discount, Foreign-Currency Denominated and Treasury Securities.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, (a) the principal amount of an Original Issue Discount Security shall be the principal amount thereof that would be due and payable as of the date of that determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (b) the principal amount of a Security denominated in a foreign currency shall be the Dollar equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for that currency, as that rate is certified for customs purposes by the Federal Reserve Bank of New York (the "Exchange Rate") on the date of original issuance of that Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent, as determined by the Company by reference to the Exchange Rate on the date of original issuance of that Security, of the amount determined as provided in (a) above), of that Security and (c) Securities owned by the Company or any other obligor on the Securities or any Affiliate of the Company or of that other obligor shall be disregarded, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Securities that the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.12 Temporary Securities.

                  Until definitive Securities of any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.13 Cancellation.

                  The Company at any time may deliver Securities to the Trustee for cancellation. Each Agent shall forward to the Trustee any Securities surrendered to it for registration of transfer, exchange, payment, redemption or conversion or for credit against any sinking fund payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, redemption, replacement, cancellation or conversion or for credit against any sinking fund. Unless the Company shall direct in writing that canceled Securities be returned to it, after written notice to the Company all canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.14 Payments; Defaulted Interest.

                  Unless otherwise provided as contemplated by Section 2.01 with respect to the Securities of any series, interest (except defaulted interest) on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons who are registered Holders of that Security at the close of business on the record date next preceding that Interest Payment Date, even if those Securities are canceled after that record date and on or before that Interest Payment Date. Unless otherwise provided with respect to the Securities of any series, the Company will pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities in Dollars. Those amounts shall be payable at the offices of the Trustee, provided that at the option of the Company, the Company may pay those amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in that money mailed to a Holder's registered address with respect to any Securities.

                  If the Company defaults in a payment of interest on the Securities of any series, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities of that series and in Section 4.01. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date selected by the Company, the Company (or the Trustee, in the name of and at the expense of the Company upon 20 days' prior written notice from the Company setting forth that record date and the interest amount to be paid) shall mail to Holders of any such series of Securities a notice that states the special record date, the related payment date and the amount of that interest to be paid.

SECTION 2.15 Persons Deemed Owners.

                  The Company, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of that Security for the purpose of receiving payments of principal of, premium (if any) or interest on, or any Additional Amounts with respect to that Security and for all other purposes. None of the Company, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

SECTION 2.16 Computation of Interest.

                  Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year comprising twelve 30-day months.

SECTION 2.17 Global Securities; Book-Entry Provisions.

                  If Securities of a series are issuable in global form as a Global Security, as contemplated by Section 2.01, then, notwithstanding clause
(j) of Section 2.01 and the provisions of Section 2.02, any such Global Security shall represent those of the outstanding Securities of that series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified in that Security or in a Company Order to be delivered to the Trustee pursuant to Section 2.04 or (ii) otherwise in accordance with written instructions or such other written form of instructions as is customary for the Depositary for that Security, from that Depositary or its nominee on behalf of any Person having a beneficial interest in that Global Security. Subject to the provisions of Section 2.04 and, if applicable, Section 2.12, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in that Security or in the applicable Company Order. With respect to the Securities of any series that are represented by a Global Security, the Company authorizes the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to that Global Security. Any Global Security may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee or the Security Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel.

                  Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee or the Security Custodian as its custodian, or under that Global Security, and the Depositary may be treated by the Company, the Trustee or the Security Custodian and any agent of the Company, the Trustee or the Security Custodian as the absolute owner of that Global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a Global Security of any series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder of Securities of that series is entitled to take under this Indenture or the Securities of that series and (ii) nothing herein shall prevent the Company, the Trustee or the Security Custodian or any agent of the Company, the Trustee, or the Security Custodian from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

                  Notwithstanding Section 2.08, and except as otherwise provided pursuant to Section 2.01, transfers of a Global Security shall be limited to transfers of that Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Securities of any series shall be transferred to all beneficial owners of a Global Security of that series in exchange for their beneficial interests in that Global Security if, and only if, (1) the Company notifies the Trustee that the Depositary is unwilling or unable to continue as Depositary for that Global Security and a successor Depositary is not appointed by the Company within 90 days of that notice, (2) an Event of Default has occurred with respect to that series and is continuing and the Registrar has received a request from the Depositary to issue Securities of that series in lieu of all or a portion of that Global Security (in which case the Company shall deliver Securities of that series within 30 days of that request) or (3) the Company notifies the Trustee that the Company has determined not to have the Securities of that series represented by a Global Security.

                  In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to this Section 2.17, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee on receipt of a Company Order for the authentication and delivery of Securities shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.

                  In connection with the transfer of all the beneficial interests in a Global Security of any series to beneficial owners pursuant to this Section 2.17, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Securities of that series of authorized denominations.

                  Neither the Company nor the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to those Securities. Neither the Company nor the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from that Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

                  The provisions of the last sentence of the third paragraph of
Section 2.04 shall apply to any Global Security if that Global Security was never issued and sold by the Company and the Company delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) with regard to the cancellation or reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third paragraph of Section 2.04.

                  Notwithstanding the provisions of Sections 2.03 and 2.14, unless otherwise specified as contemplated by Section 2.01 with respect to Securities of any series, payment of principal of and premium (if any) and interest on and any Additional Amounts with respect to any Global Security shall be made to the Person or Persons specified therein.

SECTION 2.18 Form of Restricted Securities.

                  Restricted Securities will be resold initially only (A) to "qualified institutional buyers", as defined in Rule 144A under the Securities Act ("QIBs"), (B) to a limited number of other institutional "accredited investors", as defined in Rule 501(a)(1), (2), (3) and (7) of Regulation D under the Securities Act ("IAIs") and (C) in offshore transactions to Non-U.S. Persons in reliance on Regulation S under the Securities Act. Such Securities may thereafter be transferred to, among others, QIBs pursuant to Rule 144A, Non-U.S. Persons in reliance on Regulation S and pursuant to other exemptions from, or in transactions not subject to, the registration requirements of the Securities Act, including sales to IAIs that are not QIBs, in accordance with the procedure described herein.

                  Each Rule 144A Security offered and sold to QIBs will be issued on the Issue Date in the form of a permanent Global Security, without interest coupons, substantially in the form specified pursuant to Section 2.01, including appropriate legends as required by Section 2.19(a) and (b) (the "U.S. Global Securities"), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The U.S. Global Securities may be represented by more than one certificate, if so required by the Depositary's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  Each series of Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent or temporary (the "Temporary Offshore Global Securities") Global Securities in registered form, without interest coupons, substantially in the form specified pursuant to Section 2.01, including appropriate legends as required by Section 2.19(a) and (b), registered in the name of the nominee of the Depositary, deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Securities (as defined below) may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided. In each case in which a Temporary Offshore Global Security shall have been issued, at any time after the 40th day following the later of commencement of the offering of the Securities and the Issue Date, upon receipt by the Trustee and the Company of a certificate (the "Offshore Certificate") substantially in the form specified pursuant to
Section 2.01, one or more permanent Global Securities in registered form substantially in the form specified pursuant to Section 2.01, including appropriate legends as required by Section 2.19(b) (the "Permanent Offshore Global Securities"; and together with the Temporary Offshore Global Securities, the "Offshore Global Securities") duly executed by the Company and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for the Depositary or its nominee, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the applicable Temporary Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the applicable Temporary Offshore Global Security transferred in exchange for a beneficial interest in the applicable Permanent Offshore Global Security and a corresponding increase in the principal amount of the corresponding Permanent Offshore Global Security.

                  Securities offered and sold to IAIs and Securities issued pursuant to Section 2.17 in exchange for interests in the U.S. Global Securities may be issued in the form of either Global Securities or permanent certificated Securities in registered form, without interest coupons, in substantially the form specified pursuant to Section 2.01, including appropriate legends as required in Section 2.19(a) (the "U.S. Physical Securities").

                  Securities issued pursuant to Section 2.17 in exchange for interests in the Permanent Offshore Global Securities shall be in the form of permanent certificated Securities in registered form substantially in the form specified pursuant to Section 2.01 (the "Offshore Physical Securities").

                  The Offshore Physical Securities and U.S. Physical Securities are sometimes collectively herein referred to as the "Physical Securities."

SECTION 2.19 Restrictive Legends for Restricted Securities.

                  Unless and until a Rule 144A Security is sold in connection with an effective registration statement under the Securities Act or the Company determines to eliminate the use of any or all of the legends provided below, (A) the U.S. Global Securities shall bear the legends set forth in subparagraphs (a) and (b) below on the face thereof (unless the text thereof shall be varied as contemplated by Section 2.01), (B) the U.S. Physical Securities shall bear the applicable legend set forth in subparagraph (a) below on the face thereof, and (C) the Temporary Offshore Global Security shall bear the legends set forth in subparagraphs (a) and (b) below on the face thereof.

                  (a) THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
         ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT
         (A) TO THE COMPANY OR ONE OF ITS SUBSIDIARIES, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (F) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH

         TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION PROVIDED BY RULE 144(k) UNDER THE SECURITIES ACT.

                  (b) Each Global Security shall bear the following legend on the face thereof:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

SECTION 2.20 Special Transfer Provisions of the Restricted Securities.

                  Unless and until a Rule 144A Security is sold in connection with an effective registration statement under the Securities Act or the Company determines to terminate the applicability of any of the following provisions, the following provisions shall apply:

                  (a) Transfers to Non-QIB IAIs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security or any beneficial interest therein to any IAI which is not a QIB (excluding Non-U.S. Persons):

                  (1) The Registrar shall register the transfer of any Security or beneficial interest therein, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (y) the proposed transferee has delivered to the Registrar a certificate (the "IAI Certificate") substantially in the form specified pursuant to Section 2.01 and an opinion of counsel as to compliance with the Securities Act.

                  (2) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Securities, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (1) above and (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the beneficial interest in the U.S. Global Securities to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security or beneficial interest therein to a QIB (excluding Non-U.S. Persons):

                  (1) If the Security to be transferred consists of (x) U.S. Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Securities, the transfer of such interest may be effected only through the book entry system maintained by the Depositary.

                  (2) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Physical Securities, upon receipt by the Registrar of the documents referred to in paragraph (1) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of U.S. Global Securities in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Securities so transferred.

                  (c) Transfers of Interests in the Temporary Offshore Global Securities. The following provisions shall apply with respect to registration of any proposed transfer of an interest in a Temporary Offshore Global Security:

                  (1) The transfer of such interest may be effected only through the book entry system maintained by the appropriate Depositary and only if (x) the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Registrar a certificate (the "Regulation S Certificate") substantially in the form specified pursuant to Section 2.01 or (y) the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (2) If the proposed transferee is an Agent Member, upon receipt by the Registrar of the documents referred to in clause (1)(y) above and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the Temporary Offshore Global Securities to be transferred, and the Trustee shall decrease the amount of the Temporary Offshore Global Securities.

                  (d) Transfers of Interests in the Permanent Offshore Global Securities or Offshore Physical Securities. The following provisions shall apply with respect to any transfer of interests in Permanent Offshore Global Securities or Offshore Physical Securities. The Registrar shall register the transfer of any such Security without requiring any additional certification. The transfer of interests in the Permanent Offshore Global Securities may be effected only through the book entry system maintained by the appropriate Depositary. The Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Permanent Offshore Global Securities in an amount equal to the principal amount of the beneficial interest in such Security to be transferred, and, if the proposed transferee is an Agent Member that will take delivery in the form of a beneficial interest in a Global Security, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such new Global Securities in an amount equal to the principal amount of the applicable Securities to be transferred and will simultaneously cancel a like principal amount of physical Securities being surrendered for transfer or exchange, or simultaneously record a decrease in like principal amount of the Global Security the beneficial interest in which is being surrendered for transfer or exchange, as applicable.

                  (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security or a beneficial interest therein to a Non-U.S. Person:

                  (1) Prior to the 41st day following the later of commencement of the offering of the Securities and the Issue Date, the Registrar shall register any proposed transfer of a Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of the Regulation S Certificate from the proposed transferor.

                  (2) On and after the 41st day following the later of commencement of the offering of the Securities and the Issue Date, the Registrar shall register any proposed transfer to any Non-U.S. Person if the Security to be transferred is a U.S. Physical Security or an interest in U.S. Global Securities, upon receipt of a certificate substantially in the form of the Regulation S Certificate from the proposed transferor. If the Security to be transferred is a U.S. Physical Security, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Offshore Physical Securities of like tenor and amount, or, if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Securities in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Securities so transferred.

                  (3) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Securities, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (2) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the beneficial interest in the U.S. Global Securities to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Securities in an amount equal to the principal amount of the U.S. Global Securities to be transferred, and the Trustee shall decrease the principal amount of the U.S. Global Securities.

                  (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(1)(x) or
         (e)(2) of this Section 2.20 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall be entitled to receive and rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

                  The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.08 or this Section
2.20. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                   ARTICLE III
                                   REDEMPTION

SECTION 3.01 Applicability of Article.

                  Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

SECTION 3.02 Notice to the Trustee.

                  If the Company elects to redeem Securities of any series pursuant to this Indenture, it shall notify the Trustee of the Redemption Date and principal amount of Securities of that series to be redeemed. The Company shall so notify the Trustee at least 25 days (or, if earlier, three Business Days prior to delivery of notice of redemption) before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) by delivering to the Trustee an Officers' Certificate stating that the redemption will comply with the provisions of this Indenture and of the Securities of that series. Any such notice may be canceled at any time prior to the mailing of that notice of redemption to any Holder of the Securities of that series and shall thereupon be void and of no effect.

SECTION 3.03 Selection of Securities To Be Redeemed.

                  If less than all the Securities of any series are to be redeemed (unless all of the Securities of that series of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the outstanding Securities of that series (and tenor) not previously called for redemption, either pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate. That redemption may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of that series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of Global Securities of that series.

                  The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities of any series shall relate, in the case of any of the Securities redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

SECTION 3.04 Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 20 nor more than 60 days prior to the Redemption Date, to each Holder of Securities of a series to be redeemed, at the address of that Holder appearing in the register of Securities for that series maintained by the Registrar.

                  All notices of redemption shall identify the Securities to be redeemed and shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price;

                  (3) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of those Securities is to receive payment of the Redemption Price on surrender to the Paying Agent of the Securities redeemed;

                  (4) if any Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, on surrender for cancellation of that Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

                  (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent;

                  (6) if the Securities are convertible into Capital Stock of the Company, the then conversion price of the Securities, the name and address of the Conversion Agent and the date Holders who wish to convert Securities must surrender such Securities for conversion;

                  (7) that the redemption is for a sinking or analogous fund, if that is the case; and

                  (8) the CUSIP number, if any, relating to those Securities.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

SECTION 3.05 Effect of Notice of Redemption.

                  Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, those Securities called for redemption shall be paid at the Redemption Price, but interest installments whose maturity is on or prior to that Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to Section 2.01.

SECTION 3.06 Deposit of Redemption Price.

                  Prior to 11:00 A.M., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.06) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect to, the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  If the Company complies with the preceding paragraph, then, unless the Company defaults in the payment of that Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not those Securities are presented for payment, and the Holders of those Securities shall have no further rights with respect to those Securities except for the right to receive the Redemption Price on surrender of those Securities. If any Security called for redemption shall not be so paid on surrender thereof for redemption, the principal of and premium, if any, any Additional Amounts, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate specified pursuant to Section 2.01 or provided in the Securities or, in the case of Original Issue Discount Securities, their initial yield to maturity.

SECTION 3.07 Securities Redeemed or Purchased in Part.

                  Upon surrender to the Paying Agent of a Security to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security without service charge a new Security or Securities, of the same series and of any authorized denomination as requested by that Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

SECTION 3.08 Purchase of Securities.

                  Unless otherwise specified as contemplated by Section 2.01, the Company and any Affiliate of the Company may at any time purchase or otherwise acquire Securities in the open market or by tender offer at any price or by private agreement. Any such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by those Securities. Any Securities purchased or acquired by the Company may be delivered to the Trustee for cancellation and, on that cancellation, the indebtedness represented thereby shall be deemed to be satisfied. Section 2.13 shall apply to all Securities so delivered.

SECTION 3.09 Mandatory and Optional Sinking Funds.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of the minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.10. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of that series and by this Article III.

SECTION 3.10 Satisfaction of Sinking Fund Payments with Securities.

                  The Company may deliver outstanding Securities of a series (other than any previously called for redemption) and may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of those Securities or through the application of permitted optional sinking fund payments pursuant to the terms of those Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of that series required to be made pursuant to the terms of that series of Securities; provided that those Securities have not been previously so credited. Those Securities shall be received and credited for that purpose by the Trustee at the Redemption Price specified in those Securities for redemption through operation of the sinking fund, and the amount of that sinking fund payment shall be reduced accordingly.

SECTION 3.11 Redemption of Securities for Sinking Fund.

                  Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivery of or by crediting Securities of that series pursuant to Section 3.10 and will also deliver to the Trustee any Securities to be so delivered. Failure of the Company to timely deliver that Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute the election of the Company (i) that the mandatory sinking fund payment for that series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of that series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to that series as provided in this Section.

                  If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or the Dollar equivalent thereof based on the applicable Exchange Rate on the date of original issue of the applicable Securities) or a lesser sum if the Company shall so request with respect to the Securities of any particular series, that cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of that series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If that amount shall be $100,000 (or the Dollar equivalent thereof as aforesaid) or less and the Company makes no such request, then it shall be carried over until a sum in excess of $100,000 (or the Dollar equivalent thereof as aforesaid) is available. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed on that sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. That notice having been duly given, the redemption of those Securities shall be made on the terms and in the manner stated in Sections 3.05, 3.06 and 3.07.

                                   ARTICLE IV
                                    COVENANTS

SECTION 4.01 Payment of Securities.

                  The Company shall pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of each series on the dates and in the manner provided in the Securities of that series and in this Indenture. Principal, premium (if any), interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds by 11:00 a.m., New York City time, on that date money deposited by the Company designated for and sufficient to pay all principal, premium (if any), interest and any Additional Amounts then due.

                  The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal of and premium (if any) on Securities of any series, at a rate equal to the then applicable interest rate on the Securities of that series to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest on and any overdue payments of Additional Amounts with respect to Securities of that series (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02 Maintenance of Office or Agency.

                  The Company will maintain in each Place of Payment for any series of Securities an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities of that series may be presented for registration of transfer or exchange, where Securities of that series may be presented for payment and (if applicable) conversion and where notices and demands to or on the Company in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee, that office or agency shall be the office of the Trustee in Dallas, Texas, which on the date hereof is located at 2001 Bryan Street, 9th Floor, Dallas, Texas 75201. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of that office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, those presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all those purposes and may from time to time rescind those designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for those purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03 SEC Reports; Financial Statements.

                  (a) If the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee, within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of those portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If this Indenture is qualified under the TIA, but not otherwise, the Company shall also comply with the provisions of TIA Section 314(a).

                  (b) If the Company is not subject to the requirements of
         Section 13 or 15(d) of the Exchange Act, the Company shall furnish to all Holders of Rule 144A Securities and prospective purchasers of Rule 144A Securities designated by the Holders of Rule 144A Securities, promptly on their request, the information required to be delivered pursuant to Rule 144A(d)(4) promulgated under the Securities Act.

SECTION 4.04 Compliance Certificate.

                  (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a statement signed by an Officer of the Company, which need not constitute an Officers' Certificate, complying with TIA Section 314(a)(4) and stating that, in the course of performance by the signing Officer of the Company of his or her duties as such Officer of the Company, he or she would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company of its obligations under this Indenture, and further stating that, to the best of his or her knowledge, the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which that Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto).

                  (b) The Company shall, so long as Securities of any series are outstanding, deliver to the Trustee, promptly on any Officer of the Company becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying that Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

SECTION 4.05 Existence.

                  Subject to Article V hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of its Subsidiaries and all rights (charter and statutory) of the Company and its Subsidiaries, provided that the Company shall not be required to preserve the existence of any Subsidiary of the Company or any such right if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof would not have a material adverse effect on the business, operations, assets or financial condition of the Company and its Subsidiaries taken as a whole and would not have any material adverse effect on the payment and performance of the obligations of the Company under the Securities and this Indenture.

SECTION 4.06 Waiver of Stay, Extension or Usury Laws.

                  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist on, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of, premium (if any) or interest on and any Additional Amounts with respect to the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.07 Additional Amounts.

                  If the Securities of a series expressly provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of that series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received from the sale or exchange of any Security of any series, that mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.07 to the extent that, in that context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.07, and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where that express mention is not made.

                  Unless otherwise provided pursuant to Section 2.01 with respect to Securities of any series, if the Securities of a series provide for the payment of Additional Amounts, at least ten days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least ten days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Company's principal Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether that payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then that Officers' Certificate shall specify by country the amount, if any, required to be withheld on those payments to those Holders of Securities, and the Company will pay to that Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 4.07.

                                    ARTICLE V
                                   SUCCESSORS

SECTION 5.01 Limitations on Mergers, Consolidations and Other Transactions.

                  The Company shall not, in any transaction or series of related transactions, consolidate with or merge or convert into any other Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any other Person, unless:

                  (1) the Person formed by that consolidation or into which the Company is merged or converted, or to which that sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), expressly assumes by supplemental indenture the due and punctual payment of the principal of (and premium, if any) and interest on and Additional Amounts with respect to all the Securities and the performance of the Company's covenants and obligations under this Indenture and the Securities;

                  (2) immediately after giving effect to that transaction or series of related transactions, no Default or Event of Default shall have occurred and be continuing; and

                  (3) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and that supplemental indenture comply with this Indenture.

SECTION 5.02 Successor Person Substituted.

                  Upon any consolidation, merger or conversion of the Company or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, any Successor formed by that consolidation or into or with which the Company is merged or converted or to which that sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and the Securities with the same effect as if that Successor had been named as the Company herein and the predecessor Company, in the case of a sale, conveyance, transfer or other disposition except for a lease, shall be released from all obligations under this Indenture and the Securities.

                                   ARTICLE VI
                              DEFAULTS AND REMEDIES

SECTION 6.01 Events of Default.

                  Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing that series of Securities or in the form of Security for that series, an "Event of Default," wherever used herein with respect to Securities of any series, occurs if:

                  (1) the Company defaults in the payment of interest on or any Additional Amounts with respect to any Security of that series when the same becomes due and payable and that default continues for a period of 30 days;

                  (2) the Company defaults in the payment of (A) the principal of any Security of that series at its Maturity or (B) premium (if any) on any Security of that series when the same becomes due and payable;

                  (3) the Company defaults in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and that default continues for a period of 30 days;

                  (4) the Company fails to comply with any of its other covenants or agreements in, or provisions of, the Securities of that series or this Indenture (other than an agreement, covenant or provision that has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series) which shall not have been remedied within the specified period after written notice, as specified in the last paragraph of this Section 6.01;

                  (5) the Company pursuant to or within the meaning of any Bankruptcy Law:

                           (A) commences a voluntary case,

                           (B) consents to the entry of an order for relief
                  against it in an involuntary case,

                           (C) consents to the appointment of a Bankruptcy
                  Custodian of it or for all or substantially all of its property, or

                           (D) makes a general assignment for the benefit of its
                  creditors;

                  (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

                           (A) is for relief against the Company as debtor in an
                  involuntary case,

                           (B) appoints a Bankruptcy Custodian of the Company or
                  a Bankruptcy Custodian for all or substantially all of the property of the Company, or

                           (C) orders the liquidation of the Company; or

                  (7) any other Event of Default provided with respect to Securities of that series occurs.

                  The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  The Trustee shall not be deemed to know or have notice of a Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of that Default with specific reference to that Default.

                  When a Default is cured, it ceases.

                  Notwithstanding the foregoing provisions of this Section 6.01, if the principal of, premium (if any) or interest on or Additional Amounts with respect to any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Company for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company (a "Conversion Event"), the Company will be entitled to satisfy its obligations to Holders of the Securities by making that payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company by reference to the Exchange Rate on the date of that payment, or, if that rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 6.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

                  Promptly after the occurrence of a Conversion Event, the Company shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of that notice, shall give notice thereof in the manner provided in Section 11.02 to the Holders. Promptly after the making of any payment in Dollars as a result of a Conversion Event, the Company shall give notice in the manner provided in Section 11.02 to the Holders, setting forth the applicable Exchange Rate and describing the calculation of those payments.

                  A Default under clause (4) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by that Default (or, in the case of a Default under clause (4) of this Section 6.01, if outstanding Securities of other series are affected by that Default, then at least 25% in principal amount of the then outstanding Securities so affected) notify the Company and the Trustee, of the Default, and the Company fails to cure the Default within 90 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02 Acceleration.

                  If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default specified in clause (5) or (6) of Section 6.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by that default (or, in the case of an Event of Default described in clause (4) of Section 6.01, if outstanding Securities of other series are affected by that Default, then at least 25% in principal amount of the then outstanding Securities so affected) by notice to the Company and the Trustee, may declare the principal of (or, if any of those Securities are Original Issue Discount Securities, that portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of that series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on those Securities shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of
Section 6.01 hereof occurs, those amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a majority in principal amount of the then outstanding Securities of the series affected by that default or all series, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if the rescission would not conflict with any judgment or decree and if all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration.

SECTION 6.03 Other Remedies.

                  If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities of that series or to enforce the performance of any provision of the Securities of that series or this Indenture.

                  The Trustee may maintain a proceeding with respect to Securities of any series even if it does not possess any of the Securities of that series or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing on an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04 Waiver of Defaults.

                  Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Securities of any series or of all series (acting as one class) by notice to the Trustee may waive an existing or past Default or Event of Default with respect to that series or all series, as the case may be, and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities of that series or all series or a solicitation of consents in respect of Securities of that series or all series, provided that in each case that offer or solicitation is made to all Holders of then outstanding Securities of that series or all series (but the terms of that offer or solicitation may vary from series to series)), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Security or (2) a continued Default in respect of a provision that under Section 9.02 cannot be amended or supplemented without the consent of each Holder affected. Upon any such waiver, that Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05 Control by Majority.

                  With respect to Securities of any series, the Holders of a majority in principal amount of the then outstanding Securities of that series may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it relating to or arising under an Event of Default described in clause (1), (2), (3) or (7) of Section 6.01, and with respect to all Securities, the Holders of a majority in principal amount of all the then outstanding Securities affected may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it not relating to or arising under such an Event of Default. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with that direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion from Holders directing the Trustee against all losses and expenses caused by taking or not taking that action.

SECTION 6.06 Limitations on Suits.

                  Subject to Section 6.07 hereof, a Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of that series only if:

                  (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to that series;

                  (2) the Holders of at least 25% in principal amount of the then outstanding Securities of that series make a written request to the Trustee to pursue the remedy;

                  (3) such Holder or Holders offer (and, if accepted, furnish) to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

                  (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

                  (5) during that 60-day period, the Holders of a majority in principal amount of the Securities of that series do not give the Trustee a direction inconsistent with the request.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 6.07 Rights of Holders to Receive Payment.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to that Security, on or after the respective due dates expressed in that Security, or to bring suit for the enforcement of any such payment on or after those respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

SECTION 6.08 Collection Suit by Trustee.

                  If an Event of Default specified in clause (1) or (2) of
Section 6.01 hereof occurs and is continuing with respect to Securities of any series, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the amount of principal, premium (if any), interest and any Additional Amounts remaining unpaid on the Securities of that series, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09 Trustee May File Proofs of Claim.

                  The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceeding relative to the Company or its creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Bankruptcy Custodian in any such judicial proceeding is hereby authorized by each Holder to make those payments to the Trustee, and in the event that the Trustee shall consent to the making of those payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in that proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10 Priorities.

                  If the Trustee collects any money pursuant to this Article VI, subject to Article X, it shall pay out the money in the following order:

                  First: to the Trustee for amounts due under Section 7.07;

                  Second: to Holders for amounts due and unpaid on the Securities in respect of which or for the benefit of which that money has been collected, for principal, premium (if any), interest and any Additional Amounts ratably, without preference or priority of any kind, according to the amounts due and payable on those Securities for principal, premium (if any), interest and any Additional Amounts, respectively; and

                  Third: to the Company.

                  The Trustee, on prior written notice to the Company, may fix record dates and payment dates for any payment to Holders pursuant to this
Article VI.

                  To the fullest extent allowed under applicable law, if for the purpose of obtaining a judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in the City of New York next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section 6.10 caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of that judgment shall discharge all amounts owed by the Company on the claim or claims underlying that judgment.

SECTION 6.11 Undertaking for Costs.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                   ARTICLE VII
                                     TRUSTEE

SECTION 7.01 Duties of Trustee.

                  (a) If an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to the Securities of that series, and use the same degree of care and skill in that exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of an Event of Default with respect to the Securities of any series:

                  (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, on certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine those certificates and opinions to determine whether, on their face, they appear to conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of Section
         7.01(b);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

                  (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee with respect to Securities of any series shall, until applied as herein provided, be held in trust for the payment of the principal of, premium (if any) and interest on and Additional Amounts with respect to the Securities of that series.

SECTION 7.02 Rights of Trustee.

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, security or other paper or document.

                  (b) Before the Trustee acts or refrains from acting, it may require instruction, an Officers' Certificate or an Opinion of Counsel or both to be provided. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on that instruction, Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel, and the written advice of that counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred on it by this Indenture.

                  (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

SECTION 7.03 May Hold Securities.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any of its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights and duties. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04 Trustee's Disclaimer.

                  The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision hereof; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

SECTION 7.05 Notice of Defaults.

                  If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and it is actually known to the Trustee, the Trustee shall mail to Holders of Securities of that series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) and interest on and Additional Amounts or any sinking fund installment with respect to the Securities of that series, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Holders of Securities of that series.

SECTION 7.06 Reports by Trustee to Holders.

                  Within 60 days after each May 15 of each year after the execution of this Indenture, the Trustee shall mail to Holders of a series and the Company a brief report dated as of that reporting date that complies with TIA Section 313(a); provided, however, that if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date with respect to a series, no report need be transmitted to Holders of that series. The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports if and as required by TIA Sections 313(c) and 313(d).

                  A copy of each report at the time of its mailing to Holders of a series of Securities shall be filed by the Company with the SEC and each securities exchange, if any, on which the Securities of that series are listed. The Company shall notify the Trustee if and when any series of Securities is listed on any securities exchange.

SECTION 7.07 Compensation and Indemnity.

                  The Company agrees to pay to the Trustee from time to time reasonable compensation for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company agrees to reimburse the Trustee on request for all reasonable disbursements, advances and expenses incurred by it. Those expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company hereby indemnifies the Trustee against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of that counsel. The Company need not pay for any settlement made without its consent.

                  The Company shall not be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or bad faith.

                  To secure the payment obligations of the Company in this
Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of any series. That lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  Each and every remedy, power, right, claim, demand, cause of action, and immunity intended by this Indenture to be exercised by or vested in the Trustee shall be exercisable by and vested in any other role the Trustee may serve under this Indenture.

SECTION 7.08 Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only on the successor Trustee's acceptance of appointment as provided in this Section 7.08.

                  The Trustee may resign and be discharged at any time with respect to the Securities of one or more series by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to the Securities of that series by so notifying the Trustee and the Company. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                  (3) a Bankruptcy Custodian or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of those series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). Within one year after the successor Trustee with respect to the Securities of any series takes office, the Holders of a majority in principal amount of the Securities of that series may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee with respect to the Securities of any series does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the

Company or the Holders of at least 10% in principal amount of the then outstanding Securities of that series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of that series.

                  If the Trustee with respect to the Securities of a series fails to comply with Section 7.10, any Holder of Securities of that series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Securities of that series.

                  In case of the appointment of a successor Trustee with respect to all Securities, each such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

                  In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more (but not all) series shall execute and deliver an indenture supplemental hereto in which each successor Trustee shall accept that appointment and that (1) shall confer to each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of that successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in that supplemental indenture shall constitute those Trustees co-trustees of the same trust, and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of that supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, and each such successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of that successor Trustee relates. On the request of the Company or any successor Trustee, that retiring Trustee shall transfer to that successor Trustee all property held by that retiring Trustee as Trustee with respect to the Securities of that or those series to which the appointment of that successor Trustee relates.

                  Notwithstanding replacement of the Trustee or Trustees pursuant to this Section 7.08, the obligations of the Company under Section 7.07 shall continue for the benefit of the retiring Trustee or Trustees.

SECTION 7.09 Successor Trustee by Merger, etc.

                  Subject to Section 7.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

                  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to that authenticating Trustee may adopt that authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate those Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all those cases those certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10 Eligibility; Disqualification.

                  There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States, any State thereof or the District of Columbia and authorized under those laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a Subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

                  The Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA Section 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

SECTION 7.11 Preferential Collection of Claims Against Company.

                  The Trustee is subject to and shall comply with the provisions of TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA
Section 311(a) to the extent indicated therein.

                                  ARTICLE VIII
                             DISCHARGE OF INDENTURE

SECTION 8.01 Termination of Company's Obligations.

                  (a) This Indenture shall cease to be of further effect with respect to the Securities of a series (except as to any surviving rights of conversion or of registration of transfer or exchange of Securities expressly provided for herein and except that the Company's obligations under Section 7.07, the Trustee's and Paying Agent's obligations under Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to the Securities of that series, when:

                  (1) either

                           (A) all outstanding Securities of that series
                  theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                           (B) all outstanding Securities of that series not
                  theretofore delivered to the Trustee for cancellation:

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated
                  Maturity within one year, or

                           (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  and, in the case of clause (i), (ii) or (iii) above, the Company has irrevocably deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for that purpose
                  (x) cash in an amount, or (y) Government Obligations, maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash in an amount or (z) a combination thereof, which will be sufficient, in the opinion (in the case of clauses (y) and (z)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Securities of that series for principal and any interest and any Additional Amounts to the date of that deposit (in the case of Securities which have become due and payable) or for principal, premium, if any, interest and any Additional Amounts to the Stated Maturity or Redemption Date, as the case may be; or

                           (C) the Company has properly fulfilled such other
                  means of satisfaction and discharge as is specified, as contemplated by Section 2.01, to be applicable to the Securities of that series;

                  (2) the Company has paid or caused to be paid all other sums payable by it hereunder with respect to the Securities of that series; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of that series have been complied with, together with an Opinion of Counsel to the same effect.

                  (b) Unless this Section 8.01(b) is specified as not being applicable to Securities of a series as contemplated by Section 2.01, the Company may terminate certain of its obligations under this Indenture ("covenant defeasance") with respect to the Securities of a series if:

                  (1) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Securities of that series, (i) money in the currency in which payment of the Securities of that series is to be made in an amount, or (ii) Government Obligations with respect to that series, maturing as to principal and interest at such times and in such amounts as will ensure the availability of money in the currency in which payment of the Securities of that series is to be made in an amount or (iii) a combination thereof, that is sufficient, in the opinion (in the case of clauses (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and premium (if any) and interest on and any Additional Amounts with respect to all Securities of that series on each date that such principal, premium (if any), interest or Additional Amounts are due and payable and (at the Stated Maturity thereof or on redemption as provided in Section 8.01(e)) to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply that money and/or the proceeds of those Government Obligations to the payment of said principal, premium (if any), interest and Additional Amounts with respect to the Securities of that series as the same shall become due;

                  (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of that series have been complied with, and an Opinion of Counsel to the same effect;

                  (3) no Default or Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of that deposit;

                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel from counsel reasonably acceptable to the Trustee or a tax ruling to the effect that the Holders of Securities of that series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01(b) and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if that option had not been exercised;

                  (5) the Company has complied with any additional conditions specified pursuant to Section 2.01 to be applicable to the discharge of Securities of that series pursuant to this Section 8.01; and

                  (6) that deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA Section 310(b).

                  In that event, this Indenture shall cease to be of further effect (except as set forth in this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture. However, the Company's obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 4.02, 5.01, 7.07, 7.08 and 8.04, the
Trustee's and Paying Agent's obligations in Section 8.03, any surviving rights of conversion and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive until all Securities of that series are no longer outstanding. Thereafter, only the Company's obligations in Section
7.07 and the Trustee's and Paying Agent's obligations in Section 8.03 shall survive with respect to Securities of that series.

                  After making the irrevocable deposit pursuant to this Section 8.01(b) and following satisfaction of the other conditions set forth herein, the Trustee on request shall acknowledge in writing the discharge of the Company's obligations under this Indenture with respect to the Securities of that series, except for those surviving obligations specified above.

                  In order to have money available on a payment date to pay principal of or premium (if any) or interest on or any Additional Amounts with respect to the Securities, the Government Obligations shall be payable as to principal or interest on or before that payment date in such amounts as will provide the necessary money. Any such Government Obligations shall not be callable at the issuer's option.

                  (c) If the Company has previously complied or is concurrently complying with Section 8.01(b) (other than any additional conditions specified pursuant to Section 2.01 that are expressly applicable only to covenant defeasance) with respect to Securities of a series, then, unless this Section 8.01(c) is specified as not being applicable to Securities of that series as contemplated by Section 2.01, the Company may elect to be discharged ("legal defeasance") from its obligations to make payments with respect to Securities of that series, if:

                  (1) no Default or Event of Default under clauses (5) and (6) of Section 6.01 hereof shall have occurred at any time during the period ending on the 91st day after the date of deposit contemplated by
         Section 8.01(b) (it being understood that this condition shall not be deemed satisfied until the expiration of that period);

                  (2) unless otherwise specified with respect to Securities of that series as contemplated by Section 2.01, the Company has delivered to the Trustee an Opinion of Counsel from counsel reasonably acceptable to the Trustee to the effect referred to in Section 8.01(b)(4) with respect to that legal defeasance, which opinion is based on (i) a private ruling of the Internal Revenue Service addressed to the Company, (ii) a published ruling of the Internal Revenue Service or
         (iii) a change in the applicable federal income tax law (including regulations) after the date of this Indenture;

                  (3) the Company has complied with any other conditions specified pursuant to Section 2.01 to be applicable to the legal defeasance of Securities of that series pursuant to this Section 8.01(c); and

                  (4) the Company has delivered to the Trustee a Company Request requesting legal defeasance of the Securities of that series and an Officers' Certificate stating that all conditions precedent with respect to legal defeasance of the Securities of that series have been complied with, together with an Opinion of Counsel to the same effect.

                  In that event, the Company will be discharged from its obligations under this Indenture and the Securities of that series to pay principal of, premium (if any) and interest on, and any Additional Amounts with respect to, Securities of that series, the Company's obligations under Sections 4.01, 4.02 and 5.01 shall terminate with respect to those Securities, and the entire indebtedness of the Company evidenced by those Securities shall be deemed paid and discharged; provided, however, that if those Securities are convertible into Capital Stock of the Company, the rights of the Holders to effect conversion and the related obligations of the Company shall remain in full force and effect so long as such Securities are outstanding.

                  (d) If and to the extent additional or alternative means of satisfaction, discharge or defeasance of Securities of a series are specified to be applicable to that series as contemplated by Section 2.01, the Company may terminate any or all of its obligations under this Indenture with respect to Securities of a series and any or all of its obligations under the Securities of that series if it fulfills such other means of satisfaction and discharge as may be so specified, as contemplated by Section 2.01, to be applicable to the Securities of that series.

                  (e) If Securities of any series subject to subsections (a),
         (b), (c) or (d) of this Section 8.01 are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund provisions, the terms of the applicable trust arrangement shall provide for that redemption, and the Company shall make such arrangements as are reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

SECTION 8.02 Application of Trust Money.

                  The Trustee or a trustee reasonably satisfactory to the Trustee and the Company shall hold in trust money or Government Obligations deposited with it pursuant to Section 8.01 hereof. It shall apply the deposited money and the money from Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series with respect to which the deposit was made. Money and securities held in trust are not subject to Article X.

SECTION 8.03 Repayment to Company.

                  The Trustee and the Paying Agent shall promptly pay to the Company at any time on the written request of the Company any excess money or Government Obligations (or proceeds therefrom) held by them.

                  Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company on written request any money held by them for the payment of principal, premium (if any), interest or any Additional Amounts that remain unclaimed for two years after the date on which that payment shall have become due. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to that money shall cease.

SECTION 8.04 Reinstatement.

                  If the Trustee or the Paying Agent is unable to apply any money or Government Obligations deposited with respect to Securities of any series in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting that application, the obligations of the Company under this Indenture with respect to the Securities of that series and under the Securities of that series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of those Securities to receive such payment from the money or Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE IX
                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

SECTION 9.01 Without Consent of Holders.

                  The Company and the Trustee may amend or supplement this Indenture or the Securities or waive any provision hereof or thereof without the consent of any Holder:

                  (1) to cure any ambiguity, omission, defect or inconsistency;

                  (2) to comply with Section 5.01;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities, or to provide for the issuance of bearer Securities (with or without coupons);

                  (4) to provide any security for any series of Securities or to add guarantees of any series of Securities;

                  (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

                  (6) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if those covenants are to be for the benefit of less than all series of Securities, stating that those covenants are expressly being included solely for the benefit of that series), or to surrender any right or power herein conferred on the Company;

                  (7) to add any additional Events of Default with respect to all or any series of the Securities (and, if any such Event of Default is applicable to less than all series of Securities, specifying the series to which that Event of Default is applicable);

                  (8) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of that amendment or supplemental indenture that is adversely affected in any material respect by that change in or elimination of that provision;

                  (9) to establish the form or terms of Securities of any series as permitted by Section 2.01;

                  (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to
         Section 8.01 or to make any other change; provided, however, that any such action shall not adversely affect the interest of the Holders of Securities of that series or any other series of Securities in any material respect; or

                  (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08.

                  Upon the request of the Company, accompanied by a Board Resolution, and upon receipt by the Trustee of the documents described in
Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained.

SECTION 9.02 With Consent of Holders.

                  Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture with the written consent (including consents obtained in connection with a tender offer or exchange offer for Securities of any one or more series or all series or a solicitation of consents in respect of Securities of any one or more series or all series, provided that in each case that offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of that offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by that amendment or supplement (acting as one class).

                  Upon the request of the Company, accompanied by a Board Resolution, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company in the execution of that amendment or supplemental indenture.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if that consent approves the substance thereof.

                  The Holders of a majority in principal amount of the then outstanding Securities of one or more series or of all series may waive compliance in a particular instance by the Company with any provision of this Indenture with respect to Securities of that series (including waivers obtained in connection with a tender offer or exchange offer for Securities of that series or a solicitation of consents in respect of Securities of that series, provided that in each case that offer or solicitation is made to all Holders of then outstanding Securities of that series (but the terms of that offer or solicitation may vary from series to series)).

                  However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not:

                  (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

                  (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

                  (3) reduce the principal of, premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable on a declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

                  (4) reduce the premium, if any, payable on the redemption of any Security or change the time at which any Security may or shall be redeemed;

                  (5) change any obligation of the Company to pay Additional Amounts with respect to any Security;

                  (6) change the coin or currency or currencies (including composite currencies) in which any Security or any premium, interest or Additional Amounts with respect thereto are payable;

                  (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections
         6.07 and 6.08, except as limited by Section 6.06;

                  (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.04 or 6.07 or make any change in this sentence of Section 9.02;

                  (9) modify the provisions of this Indenture with respect to the subordination of any Security in a manner adverse to the Holder thereof; or

                  (10) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities.

                  An amendment under this Section may not make any change that adversely affects the rights under Article X of any holder of an issue of Senior Indebtedness of the Company unless the holders of the issue pursuant to its terms consent to the change.

                  A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of that series with respect to that covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                  The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from that Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which that consent is required or sought as of a date identified by the Company in a notice furnished to Holders in accordance with the terms of this Indenture.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail that notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03 Compliance with Trust Indenture Act.

                  Every amendment or supplement to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

SECTION 9.04 Revocation and Effect of Consents.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent

Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

                  The Company may, but shall not be obligated to, fix a record date (which need not comply with TIA Section 316(c)) for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at that record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to that amendment, supplement or waiver or to revoke any consent previously given, whether or not those Persons continue to be Holders after that record date. No consent shall be valid or effective for more than 90 days after that record date unless consents from Holders of the principal amount of Securities required hereunder for that amendment or waiver to be effective shall have also been given and not revoked within that 90-day period.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses
(1) through (11) of Section 9.02 hereof. In that case, the amendment, supplement or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

SECTION 9.05 Notation on or Exchange of Securities.

                  If an amendment or supplement changes the terms of an outstanding Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security at the request of the Company regarding the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of that amendment or supplement.

                  Securities of any series authenticated and delivered after the execution of any amendment or supplement may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in that amendment or supplement.

SECTION 9.06 Trustee to Sign Amendments, etc.

                  The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign that amendment or supplement, the Trustee shall be entitled to receive, and, subject to Section 7.01 hereof, shall be fully protected in relying on, an Opinion of Counsel provided at the expense of the Company as conclusive evidence that such amendment or supplement is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding on the Company in accordance with its terms.

                                    ARTICLE X
                                  SUBORDINATION

SECTION 10.01 Securities Subordinated to Senior Indebtedness.

                  The Company and each Holder of a Security, by his or her acceptance thereof, agree that (a) the payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to each and all the Securities and (b) any other payment in respect of the Securities, including on account of the acquisition or redemption of Securities by the Company, is subordinated, to the extent and in the manner provided in this Article X, to the prior payment in full of all Senior Indebtedness of the Company, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed, and that these subordination provisions are for the benefit of the holders of Senior Indebtedness of the Company.

                  Each Holder of a Security, by his or her acceptance thereof, acknowledges and agrees that the provisions of this Article X are, and are intended to be, an inducement and a consideration to all Persons who, in reliance on such provisions, become holders of, or continue to hold, Senior Indebtedness of the Company, and such provisions are made for the benefit of the holders of Senior Indebtedness of the Company, and those holders are made obligees hereunder, and any one or more of them may enforce such provisions.

SECTION 10.02 No Payment on Securities in Certain Circumstances.

                  (a) Unless otherwise specified with respect to Securities of a series as contemplated by Section 2.01, no payment shall be made by or on behalf of the Company on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of any series or to acquire any of those Securities (including any repurchases of those Securities pursuant to the provisions thereof at the option of the Holder of those Securities) for cash or property (other than Junior securities of the Company), or on account of any redemption provisions of those Securities, in the event of default in payment of any principal of, premium (if any) or interest on any Designated Senior Indebtedness of the Company when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise (a "Payment Default"), unless and until that Payment Default has been cured or waived or otherwise has ceased to exist.

                  (b) Unless otherwise specified with respect to Securities of a series as contemplated by Section 2.01, no payment shall be made by or on behalf of the Company on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of any series or to acquire any of those Securities (including any repurchases of those Securities pursuant to the provisions thereof at the option of the Holder of those Securities) for cash or property (other than Junior securities of the Company), or on account of the redemption provisions of those Securities, in the event of any event of default (other than a Payment Default) with respect to any Designated Senior Indebtedness permitting the holders of that Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) to declare that Designated

         Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, on written notice thereof to the Company and the Trustee by any holders of Designated Senior Indebtedness (or a trustee or other representative on behalf of the holders thereof) (the "Payment Blocking Notice"), unless and until that event of default shall have been cured or waived or otherwise has ceased to exist; provided, that such payments may not be prevented pursuant to this Section 10.02(b) for more than 179 days after an applicable Payment Blocking Notice has been received by the Trustee unless the Designated Senior Indebtedness in respect of which that event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until that acceleration has been rescinded or annulled or that Designated Senior Indebtedness has been paid in full. Unless otherwise specified with respect to Securities of a series as contemplated by Section 2.01, no event of default that existed or was continuing on the date of any Payment Blocking Notice (whether or not that event of default is on the same issue of Designated Senior Indebtedness) may be made the basis for the giving of a second Payment Blocking Notice, and only one such Payment Blocking Notice may be given in any period of 365 consecutive days.

                  (c) In furtherance of the provisions of Section 10.01, in the event that, notwithstanding the foregoing provisions of this Section 10.02, any payment or distribution of assets of the Company (other than Junior securities of the Company) shall be received by the Trustee or the Holders of the Securities of any series or any Paying Agent with respect thereto at a time when that payment or distribution was prohibited by the provisions of this Section 10.02, then, unless that payment or distribution is no longer prohibited by this Section 10.02, that payment or distribution (subject to the provisions of Section 10.07) shall be received and held in trust by the Trustee or such Holders or Paying Agent for the benefit of the holders of Senior Indebtedness of the Company, and shall be paid or delivered by the Trustee or such Holders or Paying Agent, as the case may be, to the holders of Senior Indebtedness of the Company remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing that Senior Indebtedness of the Company may have been issued, ratably, according to the aggregate amounts remaining unpaid on account of that Senior Indebtedness of the Company held or represented by each, for application to the payment of all Senior Indebtedness of the Company in full after giving effect to all concurrent payments and distributions to or for the holders of that Senior Indebtedness.

SECTION 10.03 Securities Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization.

                  Upon any distribution of assets of the Company or upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or similar proceeding or upon assignment for the benefit of creditors:

                  (a) the holders of all Senior Indebtedness of the Company shall first be entitled to receive payments in full before the Holders of Securities of any series are entitled to receive any payment (other than in the form of Junior securities of the

         Company) on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to those Securities;

                  (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior securities of the Company), to which the Holders of Securities of any series or the Trustee on behalf of those Holders would be entitled, except for the provisions of this Article X, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of that Senior Indebtedness or their representative, ratably according to the respective amounts of Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all that Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions to the holders of that Senior Indebtedness; and

                  (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior securities of the Company), shall be received by the Trustee or the Holders of Securities of any series or any Paying Agent with respect thereto (or, if the Company or any Affiliate of the Company is acting as its own Paying Agent, money for any such payment or distribution shall be segregated or held in trust) on account of the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of that series before all Senior Indebtedness of the Company is paid in full, that payment or distribution (subject to the provisions of Section 10.07) shall be received and held in trust by the Trustee or such Holder or Paying Agent for the benefit of the holders of that Senior Indebtedness, or their respective representatives, ratably according to the respective amounts of that Senior Indebtedness held or represented by each, to the extent necessary to make payment as provided herein of all that Senior Indebtedness remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of that Senior Indebtedness, but only to the extent that as to any holder of that Senior Indebtedness, as promptly as practical following notice from the Trustee to the holders of that Senior Indebtedness that such prohibited payment has been received by the Trustee, Holder(s) or Paying Agent (or has been segregated as provided above), that holder (or a representative therefor) notifies the Trustee of the amounts then due and owing on that Senior Indebtedness, if any, held by that holder, and only the amounts specified in those notices to the Trustee shall be paid to the holders of that Senior Indebtedness.

SECTION 10.04 Subrogation to Rights of Holders of Senior Indebtedness.

                  Subject to the payment in full of all Senior Indebtedness of the Company as provided herein, the Holders of the Securities shall be subrogated (to the extent of the payments or distributions made to the holders of that Senior Indebtedness pursuant to the provisions of this Article X) to the rights of the holders of that Senior Indebtedness to receive payments or distributions of assets of the Company applicable to that Senior Indebtedness until all amounts owing on the Securities shall be paid in full. For the purpose of that subrogation, no such payments or distributions to the holders of that Senior Indebtedness by the Company, or by or on behalf of the Holders of the Securities by virtue of this Article X, which otherwise would have



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been made to those Holders shall, as among the Company, its creditors other than the holders of Senior Indebtedness of the Company and those Holders, be deemed to be payment by the Company or on account of that Senior Indebtedness, it being understood that the provisions of this Article X are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of that Senior Indebtedness, on the other hand.

                  If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this
Article X shall have been applied, pursuant to the provisions of this Article X, to the payment of amounts payable under Senior Indebtedness of the Company, then those Holders shall be entitled to receive from the holders of that Senior Indebtedness any payments or distributions received by those holders of Senior Indebtedness of the Company in excess of the amount sufficient to pay all amounts payable under or in respect of that Senior Indebtedness in full.

SECTION 10.05 Obligations of the Company Unconditional.

                  Nothing contained in this Article X or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company and the Holders of the Securities of any series, the obligation of the Company, which is absolute and unconditional, to pay to those Holders the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of that series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of those Holders and creditors of the Company other than the holders of Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law on default under this Indenture, subject to the rights, if any, under this Article X, of the holders of Senior Indebtedness of the Company in respect of cash, property or securities of the Company received on the exercise of any such remedy. Notwithstanding anything to the contrary in this Article X or elsewhere in this Indenture or in the Securities, on any distribution of assets of the Company referred to in this Article X, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders of the Securities shall be entitled to rely on any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to those Holders for the purpose of ascertaining the Persons entitled to participate in that distribution, the holders of Senior Indebtedness of the Company and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article X so long as that court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Article X.

SECTION 10.06 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

                  The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee unless and until a Responsible Officer of the Trustee or any Paying Agent shall have received, no later than two Business Days prior to that payment, written notice thereof from the Company or from one or



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

more holders of Senior Indebtedness of the Company or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled in all respects conclusively to assume that no such fact exists.

SECTION 10.07 Application by Trustee of Amounts Deposited with It.

                  Amounts deposited in trust with the Trustee pursuant to and in accordance with Article VIII shall be for the sole benefit of Holders of the Securities of the series for the benefit of which those amounts were deposited, and, to the extent allocated for the payment of Securities of that series, shall not be subject to the subordination provisions of this Article X. Otherwise, any deposit of assets with the Trustee or the Paying Agent (whether or not in trust) for the payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities shall be subject to the provisions of Sections 10.01, 10.02, 10.03 and 10.04; provided that if prior to two Business Days preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including, without limitation, the payment of either principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security), the Trustee or such Paying Agent shall not have received with respect to those assets the written notice provided for in Section 10.06, then the Trustee or such Paying Agent shall have full power and authority to receive those assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after that date; and provided further that nothing contained in this Article X shall prevent the Company from making, or the Trustee from receiving or applying, any payment in connection with the redemption of Securities if the first publication of notice of that redemption (whether by mail or otherwise in accordance with this Indenture) has been made, and the Trustee has received that payment from the Company, prior to the occurrence of any of the contingencies specified in
Section 10.02 or 10.03.

SECTION 10.08 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

                  No right of any present or future holders of any Senior Indebtedness of the Company to enforce the subordination provisions contained in this Article X shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with. The holders of Senior Indebtedness of the Company may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange that security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders of the Securities.

SECTION 10.09 Trustee to Effectuate Subordination of Securities.

                  Each Holder of a Security by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article X and to protect the rights of the Holders of the Securities pursuant to this Indenture, and appoints the Trustee his attorney-in-fact



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for that purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), the filing of a claim for the unpaid balance of his Securities in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in that proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness of the Company or their representative is hereby authorized to have the right to file and is hereby authorized to file an appropriate claim for and on behalf of the Holders of said Securities. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Indebtedness of the Company or their representative to authorize or consent to or accept or adopt on behalf of any Holder of Securities any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee or the holders of Senior Indebtedness of the Company or their representative to vote in respect of the claim of any Holder of the Securities in any such proceeding.

SECTION 10.10 Right of Trustee to Hold Senior Indebtedness.

                  The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article X in respect of any Senior Indebtedness of the Company at any time held by it to the same extent as any other holder of Senior Indebtedness of the Company, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 10.11 Article X Not to Prevent Events of Default.

                  The failure to make a payment on account of principal of or premium (if any) or interest on or any Additional Amounts with respect to the Securities by reason of any provision of this Article X shall not be construed as preventing the occurrence of a Default or an Event of Default under Section
6.01 or in any way prevent the Holders of the Securities from exercising any right hereunder other than the right to receive payment on the Securities. The Company shall promptly notify holders of Senior Indebtedness if payment of the Securities is accelerated due to an Event of Default, provided that the Company's failure to provide such notice shall not diminish the rights of holders of Senior Indebtedness hereunder.

SECTION 10.12 No Fiduciary Duty of Trustee to Holders of Senior Indebtedness.

                  The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, and shall not be liable to any of those holders (other than for its willful misconduct or gross negligence) if it shall in good faith mistakenly pay over or distribute to the Holders of the Securities or the Company or any other Person, cash, property or securities to which any holders of Senior Indebtedness of the Company shall be entitled by virtue of this Article X or otherwise. Nothing in this Section 10.12 shall affect the obligation of any other such Person to hold that payment for the benefit of, and to pay that payment over to, the holders of Senior Indebtedness of the Company or their representative.



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SECTION 10.13 Article Applicable to Paying Agent.

                  In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article X shall in that case (unless the context shall otherwise require) be construed as extending to and including that Paying Agent within its meaning as fully for all intents and purposes as if that Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section 10.13 shall not apply to the Company or any Affiliate of the Company if it or that Affiliate acts as Paying Agent.

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.01 Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control.

SECTION 11.02 Notices.

                  Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to the other's address:

                  If to the Company:

                  EGL, Inc.
                  15350 Vickery Drive
                  Houston, Texas 77032
                  Facsimile (281) 618-3423
                  Attention: Chief Financial Officer

                  If to the Trustee:

                  JPMorgan Chase Bank
                  600 Travis, 11th Floor
                  Houston, Texas 77002
                  Facsimile (713) 577-5200
                  Attention: Institutional Trust Services

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.



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

                  All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except in the case of notice to the Trustee, it is duly given only when received.

                  If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

                  All notices or communications, including without limitation notices to the Trustee or the Company by Holders, shall be in writing, except as otherwise set forth herein.

                  In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of that notice.

SECTION 11.03 Communication by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 11.04 Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee at the expense of the Company:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of that counsel, all those conditions precedent and covenants have been complied with.



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

SECTION 11.05 Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

                  (1) a statement that the Person making that certificate or opinion has read that covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation on which the statements or opinions contained in that certificate or opinion are based;

                  (3) a statement that, in the opinion of that Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not that covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of that Person, that condition or covenant has been complied with.

SECTION 11.06 Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar, Conversion Agent or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07 Legal Holidays.

                  If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08 No Recourse Against Others.

                  A director, officer, employee, stockholder, partner or other owner of the Company or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities or for any obligations of the Company or the Trustee under this Indenture or for any claim based on, in respect of or by reason of those obligations or their creation. Each Holder by accepting a Security waives and releases all that liability. The waiver and release shall be part of the consideration for the issue of Securities.

SECTION 11.09 Governing Law.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



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SECTION 11.10 No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.11 Successors.

                  All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.12 Severability.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

SECTION 11.13 Counterpart Originals.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.14 Table of Contents, Headings, etc.

                  The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed as of the day and year first above written.

                                     EGL, INC.



                                     By:   /s/ ELIJIO V. SERRANO
                                        ----------------------------------------
                                        Name:  Elijio V. Serrano
                                        Title: Chief Financial Officer



                                     JPMORGAN CHASE BANK
                                     as Trustee



                                     By:   /s/ MAURI J. COWEN
                                        ----------------------------------------
                                        Name:  Mauri J. Cowen
                                        Title: Vice President and Trust Officer



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